Intangible assets	12 Months Ended
Dec. 31, 2022
Intangible Assets [Abstract]
Intangible assets
12     Intangible assets
Recognition and measurement - Intangible assets
Purchased intangible assets are initially recorded at cost. Finite-life intangible assets are amortised over their useful economic lives on a straight line or units of production basis, as appropriate. Intangible assets that are deemed to have indefinite lives and intangible assets that are not yet ready for use are not amortised; they are reviewed annually for impairment or more frequently if events or changes in circumstances indicate a potential impairment.
The majority of our intangible assets relate to capitalised exploration and evaluation spend and contract-based water rights. The water rights were acquired with Alcan in Canada.
Exploration and evaluation
Evaluation expenditure relates to a detailed assessment of deposits or other projects (including smelter and refinery projects) that have been identified as having economic potential. Capitalisation of evaluation expenditure commences when there is a high degree of confidence that the Group will determine that a project is commercially viable; that is, the project will provide a satisfactory return relative to its perceived risks, and therefore it is considered probable that future economic benefits will flow to the Group. The Group’s view is that a high degree of confidence is greater than “more likely than not” (that is, greater than 50% certainty) and less than “virtually certain” (that is, less than 90% certainty).
Assessing whether there is a high degree of confidence that the Group will ultimately determine that an evaluation project is commercially viable requires judgment and consideration of all relevant factors such as the nature and objective of the project; the project’s current stage; project timeline; current estimates of the project’s net present value, including sensitivity analyses for the key assumptions; and the main risks of the project. Development expenditure incurred prior to the decision to proceed is subject to the same criteria for capitalisation, being a high degree of confidence that the Group will ultimately determine that a project is commercially viable.
In some cases, undeveloped projects are regarded as successors to orebodies, smelters or refineries currently in production. Where this is the case, it is intended that these will be developed and go into production when the current source of ore is exhausted or when existing smelters or refineries are closed. Ore reserves may be declared for an undeveloped mining project before its commercial viability has been fully determined. Evaluation costs may continue to be capitalised in between declaration of ore reserves and approval to mine as further work is undertaken in order to refine the development case to maximise the project’s returns.
Contract-based intangible assets
The majority of the carrying value of our contract-based intangible assets relate to water rights in the Quebec region. These contribute to the efficiency and cost effectiveness of our aluminium operations as they enable us to generate electricity from hydropower stations.

Other relevant judgments - Assessment of indefinite-lived water rights in Quebec, Canada
We continue to judge the water rights in Quebec to have an indefinite life because we expect the contractual rights to contribute to the efficiency and cost effectiveness of our operations for the foreseeable future. Accordingly, the rights are not subject to amortisation but are tested annually for impairment. We have no other indefinite-lived assets.
The remaining carrying value of the water rights of US$1,693 million (included in contract based assets) as at 31 December 2022 (31 December 2021: US$1,796 million) relates wholly to the Quebec smelters cash-generating unit (CGU). The Quebec smelters CGU was tested for impairment by reference to FVLCD using discounted cash flows. The recoverable amount of the Quebec smelters is classified as level 3 under the fair value hierarchy. In arriving at FVLCD, post-tax cash flows expressed in real terms have been estimated over the expected useful economic lives of the underlying smelting assets and discounted using a real post-tax discount rate of 6.6% (2021: 6.6%).
The recoverable amounts were determined to be significantly in excess of carrying value, and there are no reasonably possible changes in key assumptions that would cause the remaining water rights to be impaired.

Impact of climate change on our business - Water rights
To manage the uncertainties of climate change and our impact on the area, our team of hydrologists in Quebec analyse different weather scenarios on a daily basis. We monitor the water resource available to us along with the impact our operation is having on the water quality and quantity and on the environment when we return the water following use. Based on our analysis to date we do not consider the renewal of our contractual water rights to be at risk from climate change for the foreseeable future.

Year ended 31 December 2022	Exploration and evaluation US$m	Trademarks, patented and non-patented technology US$m	Contract-based intangible assets US$m	Other intangible assets US$m	Total US$m
Net book value
At 1 January 2022	363	22	2,008	439	2,832
Adjustment on currency translation	(22)	(2)	(114)	(24)	(162)
Expenditure during the year	207	5	—	106	318
Amortisation for the year	—	(13)	(9)	(137)	(159)
Impairment reversal(a)	150	—	—	—	150
Subsidiaries no longer consolidated(a)	(150)	—	—	—	(150)
Newly consolidated operations(b)	822	—	—	—	822
Disposals, transfers and other movements	(2)	—	(10)	6	(6)
At 31 December 2022	1,368	12	1,875	390	3,645
– cost	3,030	211	2,908	1,732	7,881
– accumulated amortisation and impairment	(1,662)	(199)	(1,033)	(1,342)	(4,236)

Year ended 31 December 2021	Exploration and evaluation US$m	Trademarks, patented and non-patented technology US$m	Contract-based intangible assets US$m	Other intangible assets US$m	Total US$m
Net book value
At 1 January 2021	271	33	1,994	457	2,755
Adjustment on currency translation	(14)	(2)	(11)	(21)	(48)
Expenditure during the year	110	5	—	110	225
Amortisation for the year	—	(14)	(10)	(154)	(178)
Disposals, transfers and other movements	(4)	—	35	47	78
At 31 December 2021	363	22	2,008	439	2,832
– cost	2,513	220	3,089	1,725	7,547
– accumulated amortisation and impairment	(2,150)	(198)	(1,081)	(1,286)	(4,715)
(a)The impairment reversal and disposal relates to our sale of the Roughrider uranium development project, refer to note 4.
(b)The acquisition relates to our purchase of Rincon, a lithium project in Argentina, refer to note 5.

Where amortisation is calculated on a straight line basis, the following useful lives have been determined:

	Trademarks, patented and non-patented technology		Contract-based intangible assets		Other intangible assets
Type of intangible	Trademarks	Patented and non-patented technology	Power contracts/water rights	Other purchase and customer contracts	Internally generated intangible assets and computer software	Other intangible assets
Amortisation profile	14 to 20 years	10 to 20 years	2 to 45 years	5 to 15 years	2 to 5 years	2 to 20 years